SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): JULY 27, 2005

                            THE X-CHANGE CORPORATION
             (Exact name of registrant as specified in its charter)



                 Nevada                002-41703              90-0156146
    (State or other jurisdiction (Commission File Number) (I.R.S. Employer
            of incorporation)                               Identification No.)



              100 Allentown Parkway, Suite 110, Allen, Texas 75002
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 747-1206

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act
                                (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                               (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
                       Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
                       Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The information set forth in Item 2.01 below is hereby incorporated by reference into this Item 1.01.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On July 20, 2005, The X-Change Corporation (the "Company") acquired allof the outstanding shares (the "Acquisition") of AirGate Technologies, Inc. ("AirGate"), pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") between Michael L. Sheriff and the Company as announced in the attached press release dated July 28, 2005. A copy of the Stock Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. AirGATE provides leading-edge wireless technologies. In December 2004, AirGATE Technologies, Inc. received a purchase order from a Fortune 1000 technology company with interests in the oil and gas industry for a development project utilizing radio frequency technology. Phase I is complete and the customer and AirGATE are evaluating the results, and expect to launch Phase II in the near future. AirGATE and its customer have filed two patent applications based on the system and its technology.

         As consideration for the Acquisition, the Company issued 10,000,000 shares of its common stock, par value $.001 per share, to Michael L. Sheriff. Following the Acquisition, the Company will have 24,922,000 shares of its common stock issued and outstanding.

         The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1, and is incorporated herein by reference. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Upon the closing of the transactions contemplated by the Stock Purchase Agreement, Charles Stidham resigned each of his positions as Chief Executive Officer and director of the Company and Dean Elliot resigned his position as President of the Company. A copy of Mr. Stidham's resignation letter is attached to this Current Report as Exhibit 99.2 and is hereby incorporated by reference to this Item 5.02. Immediately thereafter the Acquisition, Michael L. Sheriff was appointed as Chairman and Chief Executive Officer of the Company.

ITEM 7.01 REGULATION FD DISCLOSURE.

         A copy of the press release  announcing the  Acquisition is attached as
Exhibit 99.1 and is hereby incorporated by reference to this Item 7.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.









                           AIRGATE TECHNOLOGIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                                       -:-

                          INDEPENDENT AUDITOR'S REPORT

                                DECEMBER 31, 2004

                                    CONTENTS


                                                                         Page

Independent Auditor's Report..............................................F - 1

Balance Sheet
  December 31, 2004.......................................................F - 3

Statement of Operations
  For the Period from February 4, 2004 through December 31, 2004..........F - 4

Statement of Stockholders' Equity
  Period March 26, 2001 (inception) to December 31, 2004..................F - 5

Statement of Cash Flows
  For the Period from February 4, 2004 through December 31, 2004..........F - 6

Notes to Financial Statements.............................................F - 8

                          INDEPENDENT AUDITOR'S REPORT


AirGATE Technologies, Inc.
(A Development Stage Company)


         We have audited the accompanying balance sheet of AirGATE Technologies, Inc. (a development stage company) as of December 31, 2004, and the related statement of operations and cash flows for the years then ended and the cumulative since February 4, 2004 (inception of development stage) to December 31, 2004, and the statement of stockholders' equity since March 26, 2001 (inception) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion,  the  financial  statements  referred to above  present fairly, in all material respects, the financial position of AirGATE Technologies, Inc. (a development stage company) as of December 31, 2004 and the results of its operations and its cash flows for the period ended December 31, 2004 and the cumulative since February 4, 2004 (inception of development stage) to December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                    Respectfully Submitted,


                                                    /s/ Robison, Hill & Co.
                                                    Certified Public Accountants

Salt Lake City, Utah
October 7, 2005

                           AIRGATE TECHNOLOGIES, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET


                                                              December 31,
                                                                  2004
                                                          ---------------------
ASSETS:
Current Assets:
   Cash                                                   $                   -
                                                          ---------------------
          Total Current Assets                                                -
                                                          ---------------------

Fixed Assets:
   Computer Equipment                                                    13,053
   Furniture & Fixtures                                                  14,000
     Less Accumulated Depreciation                                       (4,577)
                                                          ---------------------
         Total Fixed Assets                                              22,476
                                                          ---------------------

Other Non-Current Assets:
   Deposits                                                               2,500
                                                          ---------------------

Total Assets                                              $              24,976
                                                          =====================

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current Liabilities:
   Accounts Payable                                       $              19,757
   Bank Overdraft                                                        16,708
   Shareholder Loan                                                     153,098
                                                          ---------------------
          Total Current Liabilities                                     189,563
                                                          ---------------------

Stockholders' Equity:
   Preferred Stock, Par Value $0.001,
   Authorized 5,000,000 Shares, Issued 0 at
   December 31, 2004                                                          -
  Common Stock, Par value $0.0001, Authorized
   25,000,000 Shares, Issued 11,500,000
   at December 31, 2004                                                   1,150
  Paid-In Capital                                                             -
  Retained Deficit                                                            -
 Deficit Accumulated During Development Stage                          (165,737)
                                                          ---------------------
     Total Stockholders' Equity                                        (164,587)
                                                          ---------------------

     Total Liabilities and Stockholders' Equity           $              24,976
                                                          =====================

   The accompanying notes are an integral part of these financial statements.

                           AIRGATE TECHNOLOGIES, INC.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS


                                                                                   Cumulative
                                                         For the Period               Since
                                                              From                 February 4,
                                                         February 4, 2004             2004
                                                                to                Inception of
                                                          December 31,             Development
                                                              2004                    Stage
                                                     ----------------------- -----------------------
Revenues                                             $                     - $                     -
Costs of Operations                                                        -                       -
                                                     ----------------------- -----------------------

   Net Operating Income                                                    -                       -

Expenses
   Consulting                                                        145,358                 145,358
   General & Administrative                                           74,596                  74,596
                                                     ----------------------- -----------------------

Net Loss from Continuing Operations                                 (219,954)               (219,954)
                                                     ----------------------- -----------------------

Other Income (Expenses)
   Interest Expense                                                   (4,098)                 (4,098)
   Forgiveness of Debt                                                58,315                  58,315
                                                     ----------------------- -----------------------

     Net Income (Loss)                               $              (165,737)$              (165,737)
                                                     ======================= =======================

Earnings per Share, Basic & Diluted                  $                (0.06)
                                                     =======================

Weighted Average Shares Outstanding                                2,683,341
                                                     =======================









   The accompanying notes are an integral part of these financial statements.

                           AIRGATE TECHNOLOGIES, INC.
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDERS' EQUITY
       FOR THE PERIOD FROM MARCH 26, 2001 (INCEPTION) TO DECEMBER 31, 2004

                                                                                                             Deficit
                                                                                                           Accumulated
                                                                                                              Since
                                                                                                           February 4,
                                                                                                              2004
                                                                                                           Inception of
                                  Preferred Stock          Common Stock           Paid-In      Retained    Development
                                Shares     Par Value     Shares      Par Value    Capital       Deficit       Stage
                              ----------  ---------- ------------ ------------- ------------  ---------- -------------
Balance at March 26, 2001
(inception)                            -  $        -            - $           - $          -  $        - $           -



Net Loss                               -           -            -             -            -           -             -
                              ----------  ---------- ------------ ------------- ------------  ---------- -------------

Balance at December 31, 2001           -           -            -             -            -           -             -

Net Loss                               -           -            -             -            -           -             -
                              ----------  ---------- ------------ ------------- ------------  ---------- -------------


Balance at December 31, 2002            -          -            -             -            -           -             -

Net Loss                                -          -            -             -            -           -             -
                              ----------- ---------- ------------ ------------- ------------  ---------- -------------

Balance at December 31, 2003            -          -            -             -            -           -             -

Issuance of stock for services          -          -   11,500,000         1,150            -           -             -
Net Income (Loss)                       -          -            -             -            -           -      (165,737)
                              ----------- ---------- ------------ ------------- ------------  ---------- -------------

Balance at December 31, 2004            - $        -   11,500,000 $       1,150 $          -  $        - $    (165,737)
                              =========== ========== ============ ============= ============  ========== =============

   The accompanying notes are an integral part of these financial statements.

                           AIRGATE TECHNOLOGIES, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                                    Cumulative
                                                                           For the Period              Since
                                                                                From                February 4,
                                                                           February 4, 2004            2004
                                                                                  to               Inception of
                                                                            December 31,            Development
                                                                                2004                   Stage
                                                                       ----------------------- ---------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)                                                      $              (165,737)$            (165,737)
Adjustments to reconcile net loss to net cash
   Provided by operating activities:
Depreciation                                                                             4,577                 4,577
Stock Issued for Services                                                                1,150                 1,150
Increase (Decrease) in Accounts Payable                                                 19,757                19,757
Increase (Decrease) in Bank Overdraft                                                   16,708                16,708
                                                                       ----------------------- ---------------------

Net Cash Used in Operating Activities                                                 (123,545)             (123,545)
                                                                       ----------------------- ---------------------

CASH FLOWS FROM INVESTING ACTIVITIES:

Purchase of Furniture and Equipment                                                    (27,053)              (27,053)
Deposit                                                                                 (2,500)               (2,500)
                                                                       ----------------------- ---------------------

Net Cash Provided by Investing Activities                                              (29,553)              (29,553)
                                                                       ----------------------- ---------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from Shareholder Loan                                                    153,098               153,098
                                                                       ----------------------- ---------------------

Net Cash Provided by Financing Activities                                              153,098               153,098
                                                                       ----------------------- ---------------------


Net (Decrease) Increase in
  Cash and Cash Equivalents                                                                  -                     -
Cash and Cash Equivalents
  at Beginning of Period                                                                     -                     -
                                                                       ----------------------- ---------------------
Cash and Cash Equivalents
  at End of Period                                                     $                     - $                   -
                                                                       ======================= =====================

                           AIRGATE TECHNOLOGIES, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                                    Cumulative
                                                                           For the Period              Since
                                                                                From                February 4,
                                                                           February 4, 2004            2004
                                                                                  to               Inception of
                                                                            December 31,            Development
                                                                                2004                   Stage
                                                                       ----------------------- ---------------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
-------------------------------------------------
Cash paid during the year for:
  Interest                                                             $                     - $                   -
  Franchise and Income Taxes                                           $                    75 $                  75

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES: None
----------------------------------------------------------- -----------
























   The accompanying notes are an integral part of these financial statements.

                           AIRGATE TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         This summary of accounting policies for AirGATE Technologies, Inc. is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Nature of Operations and Going Concern

         The accompanying financial statements have been prepared on the basis of accounting principles applicable to a "going concern", which assume that the Company will continue in operation for at least one year and will be able to realize its assets and discharge its liabilities in the normal course of operations.

         Several conditions and events cast doubt about the Company's ability to continue as a "going concern". The Company has incurred net losses of approximately $165,737 for the period from February 4, 2004 (inception of development stage) to December 31, 2004, has a liquidity problem, and requires additional financing in order to finance its business activities on an ongoing basis. The Company is actively pursuing alternative financing and has had discussions with various third parties, although no firm commitments have been obtained. In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.

         The Company's future capital requirements will depend on numerous factors including, but not limited to, its development, acquisition, and marketing of radio frequency identification (RFID), wireless and intelligent, sensor technology.

         These financial statements do not reflect adjustments that would be necessary if the Company were unable to continue as a "going concern". While management believes that the actions already taken or planned, will mitigate the adverse conditions and events which raise doubt about the validity of the "going concern" assumption used in preparing these financial statements, there can be no assurance that these actions will be successful.

         If the Company were unable to continue as a "going concern", then substantial adjustments would be necessary to the carrying values of assets, the reported amounts of its liabilities, the reported expenses, and the balance sheet classifications used.

                           AIRGATE TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Organization and Basis of Presentation

         The Company was incorporated under the laws of the State of Texas on March 26, 2001. The Company ceased all operating activities during the period from March 26, 2001 to February 4, 2004 and was considered dormant. Since February 4, 2004, the Company is in the development stage, and has not commenced planned principle operations.

         On February 9, 2004, the Company became a wholly owned subsidiary of The X-Change Corporation. Subsequently on September 30, 2004, the Company entered into a recision agreement with The X-Change Corporation whereby 100% of AirGATE's stock owned by X-Change Corporation would be sold to Michael Sheriff in exchange for the return of 3,500,000 common shares of X-Change Corporation's stock.

Nature of Business

         AirGATE Technologies, Inc. is an early stage company specializing in radio frequency technology, including RFID, and intelligent, sensor networks.

Cash and Cash Equivalents

         For the purpose of reporting cash flows, the Company considers all highly liquid debt instruments purchased with maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Concentrations of Credit Risk

         The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

Pervasiveness of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           AIRGATE TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Stock Compensation for Non-Employees

         The Company accounts for the fair value of its stock compensation grants for non-employees in accordance with FASB Statement 123. The fair value of each grant is equal to the market price of the Company's stock on the date of grant if an active market exists or at a value determined in an arms length negotiation between the Company and the non-employee.

Earnings (Loss) per Share

         Basic loss per share has been computed by dividing the loss for the year applicable to the common stockholders by the weighted average number of common shares outstanding during the years. The effects of common stock equivalents are anti-dilutive and thus are not considered.

NOTE 2 - INCOME TAXES

         As of December 31, 2004, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $165,737 that may be offset against future taxable income through 2024. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

NOTE 3 - DEVELOPMENT STAGE COMPANY

         As is common with an early stage company, AirGATE had no revenues in 2004. The Company has had recurring losses during its development stage. The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.

                           AIRGATE TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4 - LEASE COMMITMENT

         The Company currently leases office space at 100 Allentown Parkway, Suite 110, Allen, Texas from R&J Diamond Limited Partnership. The lease payments are approximately $2,500 per month which commenced March 1, 2004 and expired August 31, 2004, continuing month to month thereafter.

NOTE 5 - PREFERRED STOCK

         The Company has authorized a total of 5,000,000 shares of Preferred Stock with a par value of $0.001

         As of December 31, 2004, there are no preferred shares issued.

NOTE 6 - COMMON STOCK TRANSACTIONS

         On October 15, 2004, the Company issued 11,500,000 shares of common stock for services rendered. The shares were valued at $0.0001 per share.

NOTE 7 - CONTINGENCIES

         On September 30, 2004, the Company entered into a recision agreement with The X- Change Corporation whereby 100% of AirGATE's stock owned by X-Change Corporation would be sold to Michael Sheriff in exchange for the return of 3,500,000 common shares of X- Change Corporation's stock. As part of the purchase price, X-Change Corporation is entitled to 15 percent of the net proceeds resulting from contracts with Standard Motor Products, Medtronics - Cranial and Spinal Division, Borden Chemical and proceeds from the sale or license of the Child Safety Seat technology.

NOTE 8 - SUBSEQUENT EVENTS

         On  July  20,  2005,   the  Company  was  reacquired  by  The  X-Change
Corporation. In exchange for the Company, The X-Change Corporation issued 10,000,000 restricted shares of common stock to the shareholders of the Company.

         On July 25, 2005, AirGATE Technologies, Inc. entered into an agreement with Deutsche Guaranty, Ltd., a Bahamian Company, whereas AirGATE, intends to license its child safety seat technology to Deutsche Guaranty, Ltd. Deutsche Guaranty has paid the Company $50,000 on execution of a technology license agreement. Deutsche Guaranty also agrees to pay AirGATE royalties of 5 percent of the net proceeds or profits from the sale of any products incorporating the licensed technology.

                            AIRGATE TECHNOLOGIES, INC
                          (A Development Stage Company)
                                 BALANCE SHEETS

                                                                               (Unaudited)
                                                                                June 30,            December 31,
                                                                                  2005                  2004
                                                                           -------------------  --------------------
ASSETS
Current Assets:
     Cash                                                                  $            12,416  $                  -
     Accounts Receivable                                                                    69                     -
     Salary Advance                                                                      6,500                     -
                                                                           -------------------  --------------------
Total Current Assets                                                                    18,985                     -
                                                                           -------------------  --------------------

Fixed Assets:
     Computer Equipment                                                                 13,453                13,053
     Furniture & Fixtures                                                               14,000                14,000
     Less Accumulated Depreciation                                                      (7,945)               (4,577)
                                                                           -------------------  --------------------
Net Fixed Assets                                                                        19,508                22,476
                                                                           -------------------  --------------------

Other Non-Current Assets:
     Deposits                                                                            2,500                 2,500
                                                                           -------------------  --------------------

TOTAL ASSETS                                                               $            40,993  $             24,976
                                                                           ===================  ====================


LIABILITIES AND STOCKHOLDERS' EQUITY:
Current Liabilities:
     Accounts Payable and Accrued Liabilities                              $            34,847  $             19,757
     Bank Overdraft                                                                          -                16,708
     Due to Shareholder                                                                161,293               153,098
                                                                           -------------------  --------------------
Total Current Liabilities                                                              196,140               189,563
                                                                           -------------------  --------------------

TOTAL LIABILITIES                                                                      196,140               189,563
                                                                           -------------------  --------------------

Stockholders' Equity:
Preferred Stock, Par Value $.001,
Authorized5,000,000 Shares, Issues 0 at June 30, 2005
and December 31, 2004                                                                        -                     -
Common Stock, Par value $.0001, Authorized 25,000,000
Shares, Issued 11,500,000 at June 30,2005 and December
31, 2004                                                                                 1,150                 1,150
Paid-In Capital                                                                              -                     -
Retained Deficit                                                                             -                     -
Deficit Accumulated During Development Stage                                          (156,297)             (165,737)
                                                                           -------------------  --------------------
Total Stockholders' Equity (Deficit)                                                  (155,147)             (164,587)
                                                                           -------------------  --------------------

Total Liabilities and Stockholders' Equity (Deficit)                       $            40,993  $             24,976
                                                                           ===================  ====================

                             See accompanying notes

                            AIRGATE TECHNOLOGIES, INC
                         (A Development Stage Company)
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                                                                     Cumulative
                                                                                                      For the           Since
                                                                                   For the Six      Period From      February 4,
                                                                                      Months        February 4,          2004
                                                For the Three Months Ended            Ended           2004 to        Inception of
                                                         June 30,                    June 30,         June 30,       Development
                                                  2005               2004              2005             2004            Stage
                                            -----------------  ----------------  ---------------- ---------------- ----------------

Revenues                                    $          90,862  $              -  $        300,983 $              - $        300,983
Costs of Operations                                         -                 -                 -                -                -
                                            -----------------  ----------------  ---------------- ---------------- ----------------

   Net Operating Income                                90,862                 -           300,983                -          300,983

Expenses
   General & Administrative                            13,854             8,362            17,337           17,475           39,426
   Consulting                                          24,110            96,000            44,090          106,000          189,448
   Payroll                                             45,833                 -           123,708                -          123,708
   Professional Fees                                        -                 -                 -            4,645            2,790
   Outside Contractors                                  6,000                 -            10,500                -           12,502
   Rent                                                 3,750             7,625             8,750           10,125           34,375
   Travel                                               2,832             7,476             5,330            9,646           16,063
   Development                                         11,756                 -            73,670                -           85,027
                                            -----------------  ----------------  ---------------- ---------------- ----------------

Net Income (Loss) from
  Continuing Operations                               (17,273)         (119,463)           17,598         (147,891)        (202,356)
                                            -----------------  ----------------  ---------------- ---------------- ----------------

Other Income (Expense)
   Interest Expense                                    (4,098)           (1,508)           (8,195)          (1,885)         (12,293)
   Interest Income                                         24                 -                37                -               37
   Forgiveness of Debt                                      -                 -                 -                -           58,315
                                            -----------------  ----------------  ---------------- ---------------- ----------------

     Net Income (Loss)                      $         (21,347) $       (120,971) $          9,440 $       (149,776)$       (156,297)
                                            =================  ================  ================ ================ ================

Earnings per Share, Basic & Diluted         $               -  $              -  $              - $              -
                                            =================  ================  ================ ================

Weighted Average
Shares Outstanding                                  11,500,000                 -        11,500,000                -
                                             =================  ================  ================ ================



                             See accompanying notes

                            AIRGATE TECHNOLOGIES, INC
                         (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                                            Cumulative
                                                                                          For the              Since
                                                                                        Period From         February 4,
                                                                    For the Six         February 4,            2004
                                                                    Months Ended          2004 to          Inception of
                                                                      June 30             June 30           Development
                                                                 --------------------------------------
                                                                        2005                2004               Stage
                                                                 ------------------  ------------------  -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)                                                $            9,440  $         (149,776) $        (156,297)
Adjustments to reconcile net loss to net cash
   Provided by operating activities:
Depreciation                                                                  3,368               1,785              7,945
Stock Issued for Services                                                         -                   -              1,150
Change in Operating Assets and Liabilities:
(Increase) Decrease in Employee Advances                                     (6,500)               (432)            (6,500)
(Increase) Decrease in Accounts Receivable                                      (69)                  -                (69)
Increase (Decrease) in Accounts Payable                                      15,090                 120             34,847
Increase (Decrease) in Bank Overdraft                                       (16,708)                  -                  -
                                                                 ------------------  ------------------  -----------------

Net Cash Used in Operating Activities                                         4,621            (148,303)          (118,924)
                                                                 ------------------  ------------------  -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Deposit                                                                           -              (2,500)            (2,500)
Purchase of Furniture and Equipment                                            (400)            (23,029)           (27,453)
                                                                 ------------------  ------------------  -----------------

Net Cash Provided by Investing Activities                                      (400)            (25,529)           (29,953)
                                                                 ------------------  ------------------  -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Intercompany Loan                                                   -              72,840                  -
Proceeds from Shareholder Loan                                                8,195             101,010            161,293
                                                                 ------------------  ------------------  -----------------

Net Cash Provided by Financing Activities                                     8,195             173,850            161,293
                                                                 ------------------  ------------------  -----------------

Net (Decrease) Increase in Cash                                              12,416                  18             12,416
Cash at Beginning of Period                                                       -                   -                  -
                                                                 ------------------  ------------------  -----------------
Cash at End of Period                                            $           12,416  $               18  $          12,416
                                                                 ==================  ==================  =================

                            AIRGATE TECHNOLOGIES, INC
                         (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)
                                   (Continued)

                                                                                                            Cumulative
                                                                                          For the              Since
                                                                                        Period From         February 4,
                                                                    For the Six         February 4,            2004
                                                                    Months Ended          2004 to          Inception of
                                                                      June 30             June 30           Development
                                                                 --------------------------------------
                                                                        2005                2004               Stage
                                                                 ------------------  ------------------  -----------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the year for:
  Interest                                                       $                -  $                - $               -
  Franchise and Income Taxes                                     $                -  $                - $              75

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES: None
-----------------------------------------------------------------------


























                             See accompanying notes

(b)      Pro Forma Financial Information

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

         On July 20, 2005, The X-Change Corporation, a publicly-held Nevada Corporation, acquired the business and operations of AirGATE Technologies, Inc. a Texas corporation. See "The Acquisition". The following unaudited pro forma condensed combined financial statements are based on the December 31, 2004 and June 30, 2005 historical financial statements of The X-Change Corporation and AirGATE contained elsewhere herein, giving effect to the transaction under the purchase method of accounting, with The X-Change Corporation treated as the acquiring entity for financial reporting purposes.

         The unaudited pro forma condensed combined balance sheet at December 31, 2004 presenting the financial position of the Surviving Corporation assumes the purchase occurred as of December 31, 2004. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2004 presents the results of operations of the Surviving Corporation, assuming the acquisition was completed on January 1, 2004. The unaudited pro forma condensed combined balance sheet at June 30, 2005 presenting the financial position of the Surviving Corporation assumes the purchase occurred as of June 30, 2005. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2005 presents the results of operations of the Surviving Corporation, assuming the acquisition was completed on January 1, 2005.

         The unaudited pro forma condensed combined financial statements have been prepared by management of The X-Change Corporation and AirGATE Technologies, Inc based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of The X-Change Corporation and AirGATE Technologies, Inc. (including the notes thereto) included in this Form. See "FINANCIAL STATEMENTS."

                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                DECEMBER 31, 2004

                                                                                                                      Pro Forma
                                                          The X-change         AirGATE          Pro Forma              Combined
                                                          Corporation        Technologies      Adjustments              Balance
                                                       ----------------  ----------------  ---------------     -------------------
ASSETS
  Cash                                                 $          4,902  $              -  $             -     $             4,902
                                                       ----------------  ----------------  ---------------     -------------------
     Total Current Assets                                         4,902                 -                -                   4,902
  Property and Equipment, Net                                         -            22,476                -                  22,476
   Other Non-Current Assets                                           -             2,500                -                   2,500
Oil & Gas Properties
   Oil & Gas Properties, Net                                     36,878                 -                -                  36,878
                                                       ----------------  ----------------  ---------------     -------------------
     Total Assets                                      $         41,780  $         24,976  $             -     $            66,756
                                                       ================  ================  ===============     ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
  Accounts Payable and Accrued Liabilities             $         42,292  $         19,757  $             -     $            62,049
  Bank Overdraft                                                      -            16,708                -                  16,708
  Shareholder Loan                                                    -           153,098                -                 153,098
                                                       ----------------  ----------------  ---------------     -------------------
     Total Current Liabilities                                   42,292           189,563                -                 231,855
                                                       ----------------  ----------------  ---------------     -------------------
               Total Liabilities                                 42,292           189,563                -                 231,855
                                                       ----------------  ----------------  ---------------     -------------------

Stockholders' Equity:
  Preferred Stock                                                     -                 -                -                       -
  Common Stock                                                   14,752             1,150           10,000    A             24,752
                                                                                                    (1,150)   B
  Additional Paid in Capital                                    653,283                 -                -                 653,283
  Retained Earnings (Deficit)                                  (536,688)                -                -                (536,688)
  Deficit Accumulated During the Development Stage             (131,859)         (165,737)          (8,850)   A           (306,446)
                                                       ----------------  ----------------  ---------------     -------------------
     Total Stockholders' Equity (Deficit)                          (512)         (164,587)               -                (165,099)
                                                       ----------------  ----------------  ---------------     -------------------

     Total Liabilities and Stockholders' Equity        $         41,780  $         24,976  $             -     $            66,756
                                                       ================  ================  ===============     ===================




         See accompanying notes to unaudited pro forma condensed combined financial statements.

                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004



                                                                                                             Pro Forma
                                             The X-change          AirGATE            Pro Forma              Combined
                                             Corporation         Technologies        Adjustments              Balance
                                          ------------------  ------------------  -----------------     -------------------

Revenues                                  $           37,439  $                -  $               -     $            37,439
Cost of Operations                                    29,192                   -                  -                  29,192
                                          ------------------  ------------------  -----------------     -------------------

Gross Profit                                           8,247                   -                  -                   8,247

Expenses:
   Consulting                                              -             145,358                  -                 145,358
   General & Administrative                           23,755              74,596                  -                  98,351
                                          ------------------  ------------------  -----------------     -------------------
          Total Operating Expenses                    23,755             219,954                  -                 243,709
                                          ------------------  ------------------  -----------------     -------------------

Net Loss from Continuing Operations                  (15,508)           (219,954)                 -                (235,462)
                                          ------------------  ------------------  -----------------     -------------------

Other Income (Expense):
   Interest Expense                                        -              (4,098)                 -                  (4,098)
   Forgiveness of Debt                                     -              58,315            (58,315)  B                   -
   Write off of Goodwill                                   -                   -             (8,850)  A              (8,850)
                                          ------------------  ------------------  -----------------     -------------------
          Total Other Income (Expense)                     -              54,217            (67,165)                (12,948)
                                          ------------------  ------------------  -----------------     -------------------

Discounted Operations
   Loss on Sale of AirGATE                           (58,315)                  -             58,315   B                   -
                                          ------------------  ------------------  -----------------     -------------------

Net Income (Loss)                         $          (73,823) $         (165,737) $          (8,850)  A $          (248,410)
                                          ==================  ==================  =================     ===================

Loss per share                            $           (0.01)  $           (0.06)  $               -     $            (0.01)
                                          ==================  ==================  =================     ===================

Weighted average shares outstanding               16,295,835           2,683,341          7,316,659    A         26,295,835
                                          ==================  ==================  =================     ===================


         See accompanying notes to unaudited pro forma condensed combined financial statements.

                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                  JUNE 30, 2005


                                                                                                                    Pro Forma
                                                          The X-change          AirGATE            Pro Forma         Combined
                                                          Corporation         Technologies        Adjustments        Balance
                                                       ------------------  ------------------  --------------    ---------------
ASSETS
  Cash                                                 $           91,453  $           12,416  $            -    $       103,869
  Accounts Receivable                                             146,891                  69               -            146,960
   Salary Advance                                                   2,030               6,500               -              8,530
                                                       ------------------  ------------------  --------------    ---------------
     Total Current Assets                                         240,374              18,985               -            259,359
  Property and Equipment, Net                                       1,004              19,508               -             20,512
  Other Non-Current Assets                                              -               2,500                              2,500
Oil & Gas Properties
   Oil & Gas Properties, Net                                      248,087                   -               -            248,087
                                                       ------------------  ------------------  --------------    ---------------
     Total Assets                                      $          489,465  $           40,993  $            -    $       530,458
                                                       ==================  ==================  ==============    ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
  Accounts Payable and Accrued Liabilities             $           70,042  $           34,847  $            -    $       104,889
  Bank Overdraft                                                        -                   -               -                  -
   Notes Payable                                                  203,231                   -               -            203,231
  Shareholder Loan                                                 25,702             161,293               -            186,995
                                                       ------------------  ------------------  --------------    ---------------
     Total Current Liabilities                                    298,975             196,140               -            495,115
                                                       ------------------  ------------------  --------------    ---------------
               Total Liabilities                                  298,975             196,140               -            495,115
                                                       ------------------  ------------------  --------------    ---------------

Stockholders' Equity:
  Preferred Stock                                                       -                   -               -                  -
  Common Stock                                                     14,922               1,150          10,000   A         24,922
                                                                                                       (1,150)  B
  Additional Paid in Capital                                      714,525                   -               -            714,525
  Retained Earnings (Deficit)                                    (536,688)                  -               -           (536,688)
  Deficit Accumulated During the Development Stage                 (2,269)           (156,297)         (8,850)  A       (167,416)
                                                       ------------------  ------------------  --------------    ---------------
     Total Stockholders' Equity (Deficit)                         190,490            (155,147)              -             35,343
                                                       ------------------  ------------------  --------------    ---------------

     Total Liabilities and Stockholders' Equity        $          489,465  $           40,993  $            -    $       530,458
                                                       ==================  ==================  ==============    ===============

         See accompanying notes to unaudited pro forma condensed combined financial statements.

                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2005


                                                                                                                 Pro Forma
                                                 The X-change          AirGATE            Pro Forma              Combined
                                                 Corporation         Technologies        Adjustments              Balance
                                              ------------------  ------------------  -----------------     -------------------

Revenues                                      $          126,956  $          300,983  $               -     $           427,939
Cost of Sales                                             38,476                   -                  -                  38,476
                                              ------------------  ------------------  -----------------     -------------------

Gross Profit                                              88,480             300,983                  -                 389,463

Expenses:
   Consulting                                                  -              44,090                  -                  44,090
   Salaries                                                    -             114,083                  -                 114,083
   Development                                                 -              73,670                  -                  73,670
   General & Administrative                               55,019              51,542                  -                 106,561
                                              ------------------  ------------------  -----------------     -------------------
          Total Operating Expenses                        55,019             283,385                  -                 338,404
                                              ------------------  ------------------  -----------------     -------------------

Net Income (Loss) from Continuing Operations              33,461              17,598                  -                  51,059
                                              ------------------  ------------------  -----------------     -------------------

Other Income (Expense)
   Interest Expense                                       (3,933)             (8,195)                 -                 (12,128)
   Interest Income                                            62                  37                  -                      99
   Sale of Working Interest                              100,000                   -                  -                 100,000
   Write off of Goodwill                                       -                   -             (8,850)   A             (8,850)
                                              ------------------  ------------------  -----------------     -------------------
          Total Other Income (Expense)                    96,129              (8,158)            (8,850)                 79,121
                                              ------------------  ------------------  -----------------     -------------------

Net Income (Loss)                             $          129,590  $            9,440  $          (8,850)    $           130,180
                                              ==================  ==================  =================     ===================

Loss per share                                $           (0.01)  $                -  $            0.01     $              0.01
                                              ==================  ==================  =================     ===================

Weighted average shares outstanding                   14,922,000          11,500,000         (1,500,000)   A         24,922,000
                                              ==================  ==================  =================     ===================

         See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS

(1)      GENERAL

         In the acquisition involving The X-Change Corporation and AirGATE Technologies, Inc., The X-Change Corporation acquired the business and operations of AirGATE Technologies, Inc. Under the Plan of Acquisition, AirGATE Technologies, Inc.'s common stock shareholders received 10,000,000 shares of The X-Change Corporation's common stock in exchange for all of the outstanding common stock of AirGATE Technologies, Inc. As a result of the acquisition, The X- Change Corporation now owns 100 percent of the outstanding stock of AirGATE Technologies, Inc.

(2)      FISCAL YEAR ENDS

         The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2004 and for the six months ended June 30, 2005, include The X-Change Corporation and AirGATE Technologies, Inc. operations on a common fiscal year.

(3)      PRO FORMA ADJUSTMENTS

         The adjustments to the accompanying unaudited pro forma condensed combined balance sheets are described below:

         A) Record acquisition of AirGATE Technologies, Inc. by issuing 10,000,000 shares of The X-Change Corporation's common stock to the shareholders of AirGATE Technologies, Inc. in exchange for 100 percent of AirGATE Technologies, Inc's outstanding stock.

         B) Elimination of intercompany accounts.

         The adjustments to the accompanying unaudited pro forma condensed combined statements of operations are described below:

         A) Record acquisition of AirGATE Technologies, Inc. by issuing 10,000,000 shares of The X-Change Corporation's common stock to the shareholders of AirGATE Technologies, Inc. in exchange for 100 percent of AirGATE Technologies, Inc's outstanding stock.

         B) Elimination of intercompany accounts.

(c)      Exhibits

EXHIBIT
NUMBER            DESCRIPTION


10.1 Stock Purchase Agreement, dated as of July 20, 2005, between the Company and Michael L. Sheriff.*

99.1 Press Release issued by the Company on July 28, 2005 furnished pursuant to Item 7.01 of this Form 8-K.*

99.2 Letter of Resignation from Charles Stidham to the Company dated as of July 20, 2005.*






























*Previously filed on July 28, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                     THE X-CHANGE CORPORATION

                                                     By: /s/ Scott Thompson
                                                     Scott Thompson
                                                     Principal Financial Officer



Date: October 13, 2005